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                            SETTLEMENT AGREEMENT & RELEASE

    This memorandum is the final, complete, and exclusive expression of an agreement (hereinafter abbreviated "THIS AGREEMENT") between and among Morrison Knudsen Corporation ("MK"); Richard L. Jacobs ("JACOBS"); James L. Fri, Jr. ("J.FRI"); Ellida S. Fri ("E.FRI"); and Theodore E. Nelson ("NELSON"); comprised of the following terms:

    1. AGREEMENT FORMATION. THIS AGREEMENT shall become a binding contract automatically and instantaneously upon the occurrence, prior to 11:59 p.m. Central Time on January 2, 1996, of all of the following conditions, which shall hereinafter be referred to as the "FORMATION":

    [a] the execution of any counterpart or combination of counterparts of this memorandum by each and all of the above-named parties;

    [b] the payment of $425,000.00 in immediately available U.S. funds by MK to Wyatt, Tarrant & Combs, a Kentucky law partnership, as escrow agent for JACOBS, J.FRI, E.FRI, and NELSON; and

    [c] the authorized execution and due filing of the "Consent Order Consolidating Actions and Stipulation of Settlement" attached to THIS AGREEMENT as "Exhibit A."

    2. DEFINITIONS. In addition to the abbreviations specified above, the following terms shall have the accompanying meaning, and no other meaning, whenever used in THIS AGREEMENT:

    [a] "PLAINTIFF(S)": Any and each (in the singular) and all (in the plural) of JACOBS, J.FRI, E.FRI, and NELSON.

    [b]  "TENNESSEE ACTIONS":  Each and all of the following civil actions:

         [1] the civil action originally filed on January 31, 1995 and assigned Docket Number 95-1024 in the United States District Court for the Western District of Tennessee, Eastern Division, styled in substance RICHARD L. JACOBS; JAMES L. FRI, JR.; AND ELLIDA S. FRI, PLAINTIFFS, V. MORRISON KNUDSEN CORPORATION, DEFENDANT;

         [2] the civil action originally filed on or about February 7, 1995 and assigned Docket Number 95-1029 in the United States District Court for the Western District of Tennessee, Eastern Division, styled in substance THEODORE E. NELSON, PLAINTIFF, V. MORRISON KNUDSEN CORPORATION, DEFENDANT;

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         [3]  the civil action originally filed on or about July 18, 1995 and assigned Docket Number 95-1168 in the United States District Court for the Western District of Tennessee, Eastern Division, styled in substance RICHARD L. JACOBS; JAMES L. FRI, JR.; ELLIDA S. FRI; AND THEODORE E. NELSON, PLAINTIFFS, V. WILLIAM J. AGEE, DEFENDANT.

    [c] "CLASS ACTION": The consolidated civil actions against MK, Deloitte & Touche LLP, and others in the United States District Court for the District of Idaho assigned Docket Number CV 94-334-S-EJL and known, on such consolidated basis, as IN RE MORRISON KNUDSEN SECURITIES LITIGATION; in which two documents entitled "Final Judgment and Order of Dismissal With Prejudice" were filed on December 1, 1995.

    [d] "CLASS SETTLEMENT STIPULATION(S)": Either, each and both of the Stipulation of Settlement dated as of September 11, 1995 by and among MK and others, filed in the CLASS ACTION on September 20, 1995; and the Stipulation of Settlement dated as of October 1, 1995 by and among Deloitte & Touche LLP and others, filed in the CLASS ACTION on October 5, 1995; together with and including all exhibits and attachments thereto.

    [e] "CLASS JUDGMENT(S)": Either, each and both of two documents entitled "Final Judgment and Order of Dismissal With Prejudice," filed in the CLASS ACTION on December 1, 1995.

    [f] "TOUCHSTONE": Touchstone, Inc., a Tennessee business corporation headquartered in Jackson, Tennessee.

    [g] "EXCHANGE AGREEMENT": The Share Exchange Agreement by and among PLAINTIFFS and MK dated as of January 31, 1994, together with and including all other agreements, opinions, certificates, consents, terminations, resignations, and other documents and actions executed and/or delivered in connection with the formation, closing, or performance thereof; pursuant to which MK acquired TOUCHSTONE on January 31, 1994; and all subsequent amendments to any of the foregoing.

    [h] "NELSON NON-COMPETE AGREEMENT": The Non-Competition Agreement entered into by and between NELSON, TOUCHSTONE, and MK on January 31, 1994, pursuant to Section 9.4(a) of the EXCHANGE AGREEMENT.

    [i]  "NELSON NON-COMPETE ESCROW":  All property held in escrow pursuant to
    Section 2 of the NELSON NON-COMPETE AGREEMENT.

    [j] "JACOBS NON-COMPETE AGREEMENT": The Non-Competition Agreement entered into by and between JACOBS, TOUCHSTONE, and MK on January 31, 1994, pursuant to Section 9.4(a) of the EXCHANGE AGREEMENT.

    [k]  "JACOBS NON-COMPETE ESCROW":  All property held in escrow pursuant to
    Section 2 of the JACOBS NON-COMPETE AGREEMENT.

    [l] "J.FRI NON-COMPETE AGREEMENT": The Non-Competition Agreement entered into by and between J.FRI, TOUCHSTONE, and MK on January 31, 1994, pursuant to Section 9.4(a) of the EXCHANGE AGREEMENT.

    [m] "E.FRI NON-COMPETE AGREEMENT": The Non-Competition Agreement entered into by and between E.FRI, TOUCHSTONE, and MK on January 31, 1994, pursuant to Section 9.4(a) of the EXCHANGE AGREEMENT.

    [n] "LODGE PURCHASE OPTION": The option to purchase TOUCHSTONE's interest in the recreational facility known as the "Touchstone Lodge" situated on Crawford Springs Road in Jackson, Tennessee, provided in Section 13.2 of the EXCHANGE AGREEMENT, to the extent such option still exists.

    [o] "NELSON EMPLOYMENT AGREEMENT": The Employment Agreement between NELSON, TOUCHSTONE, and MK dated as of January 31, 1994, entered into pursuant to Section 9.4(b) of the EXCHANGE AGREEMENT.

    [p]  "TOUCHSTONE BOND LETTER AGREEMENT":  The agreement(s) evidenced by
    Section 8.7 of the Exchange Agreement and that certain letter dated January 27, 1994, from MK to NationsBank, 2670 Union Avenue, Memphis, Tennessee 38112, Attention: William Brooks, Vice President, relating to MK's assumption of liability for certain Floating Rate Demand Revenue Bonds in the original principal amount of $2,500,000.

    [q] "MK RAIL ACTIONS": The actions defined as such in the CLASS SETTLEMENT STIPULATIONS.

    [r] "RELEASED MK PARTY(IES)": Any and each (in the singular) and all (in the plural) of the following:

         [1] MK; William J. Agee; Stephen G. Hanks; James F. Cleary, Jr.; Great American Insurance Company; Reliance Insurance Company; and Continental Casualty Company;

         [2]  Deloitte & Touche LLP; and Deloitte & Touche;

         [3] all of their respective predecessors, successors and present, former and future partners, principals, officers, directors, employees, agents, attorneys, stockholders, investors, insurers, reinsurers, underwriters, investment bankers, advisors, affiliates, divisions, associates (as defined in SEC Rule 12b-2 promulgated pursuant to the Securities Exchange Act of 1934), present, former or future parents, subsidiaries, or affiliates, and each of their assigns, representatives, heirs, executors and administrators.

    [s] "CLAIM[S]": Any and all demands, rights, liabilities, claims, causes of action, contracts, warranties and guaranties of every nature and description whatsoever, in law or equity, known or unknown, asserted or that might have been asserted, including, without limitation, claims for negligence, gross negligence, breach of contract, breach of warranty, breach of fiduciary duty (including, without limitation, the duties of care, loyalty and/or candor), fraud, negligent misrepresentation, violation of any federal or state statutes, rules, or regulations; either directly, in a representative capacity, or any other capacity.

    [t] "SETTLED CLAIM(S)": any and all CLAIM(S) arising out of, relating to, or in connection with: [i] any matter that was or could have been raised in the CLASS ACTION or the TENNESSEE ACTIONS; [ii] the acquisition or disposition of common stock of MK or TOUCHSTONE at any time prior to FORMATION of THIS AGREEMENT; [iii] any contracts or agreements between PLAINTIFFS and MK, including the EXCHANGE AGREEMENT; [iv] the formation, operation, finances, financial statements, securities, or business of MK prior to FORMATION of THIS AGREEMENT; and/or [v] the commencement and/or prosecution of the TENNESSEE ACTIONS, including the filing and/or service of any paper therein; all except and excluding any CLAIM(S):

         [1]  under THIS AGREEMENT;

         [2]  under the NELSON NON-COMPETE AGREEMENT;

         [3]  under the JACOBS NON-COMPETE AGREEMENT;

         [4]  under the J.FRI NON-COMPETE AGREEMENT;

         [5]  under the E.FRI NON-COMPETE AGREEMENT;

         [6] under the LODGE PURCHASE OPTION (to the extent such option still exists);

         [7]  under the NELSON EMPLOYMENT AGREEMENT;

         [8]  under the TOUCHSTONE BOND LETTER AGREEMENT; and/or

         [9] asserted on behalf of any PLAINTIFF or PLAINTIFFS in the MK RAIL ACTIONS.

    [u] "CLASS SETTLEMENT PROCEEDS": Immediately available U.S. funds and/or fully-paid, non-assessable, and freely tradeable shares of MK common stock (with full rights to be voted and receive dividends) actually received by or distributable to any, each and all of PLAINTIFFS from the Claims Administrator (as defined in the CLASS SETTLEMENT STIPULATIONS) pursuant to the CLASS SETTLEMENT STIPULATIONS and the CLASS JUDGMENTS. CLASS SETTLEMENT PROCEEDS shall not include any money, stock, or other property paid or payable by MK pursuant to THIS AGREEMENT.

    3. PREDICATE WARRANTIES; APPROVAL AND CANCELLATION. Effective upon FORMATION of THIS AGREEMENT, each of the parties identified below makes the following warranties:

    [a]  Each PLAINTIFF warrants to MK:

         [1] that except for the TENNESSEE ACTIONS, no PLAINTIFF has commenced any action or proceeding asserting any SETTLED CLAIM against any RELEASED MK PARTY in any forum;

         [2] that no PLAINTIFF has made, purported to make, suffered, or incurred any assignment or functionally equivalent transfer of any SETTLED CLAIM against any RELEASED MK PARTY to any other person or entity;

         [3] that no PLAINTIFF has executed, transmitted, or otherwise made any request for exclusion from the CLASS ACTION since 12:01 a.m. on December 1, 1995; and

         [4] that the amounts of the FORMATION payment made by MK pursuant to paragraph 1(b) of THIS AGREEMENT, and the expense balance payment prescribed for MK in paragraph 5[b] of THIS AGREEMENT, do not in the aggregate exceed PLAINTIFFS' actual out-of-pocket expenditures for legal and accounting services in connection with the TENNESSEE ACTIONS.

    [b]  MK warrants to each PLAINTIFF:

         [1] that MK has not commenced any action or proceeding asserting any SETTLED CLAIM against any PLAINTIFF in any forum;

         [2] that MK has not made, purported to make, suffered, or incurred any assignment or functionally equivalent transfer of any SETTLED CLAIM against any PLAINTIFF to any other person or entity;

         [3] that MK is not the subject of any bankruptcy, receivership, conservatorship, or functionally equivalent proceeding; and

         [4] that to MK's actual knowledge, except for the effect of any contrary or conflicting provision (if any) of any loan agreement between MK and one or more of its bank creditors, there does not exist any judgment, injunction, order, or contract which prohibits or precludes the FORMATION or performance of THIS AGREEMENT.

    [c] If and to the extent that any loan agreement between MK and one or more of its bank creditors prohibits or precludes the FORMATION or performance of THIS AGREEMENT or will be breached thereby, MK covenants effective upon FORMATION of THIS AGREEMENT to initiate (if not already initiated) and thereafter to expeditiously take all commercially reasonable action, within MK's power, necessary to obtain requisite approval from such creditor(s) and/or otherwise to cure any material conflict between THIS AGREEMENT and such loan agreement(s) by no later than January 10, 1996; provided that this covenant shall not be construed to require MK to undertake any material economic burden or materially increase any existing economic burden. If MK does not timely obtain such creditor approval(s), MK may cancel THIS AGREEMENT by effecting actual delivery of explicit written notice of such cancellation to PLAINTIFFS by no later than 5:00 p.m. Memphis, Tennessee time on January 11, 1996. In the event of such cancellation, the $425,000.00 sum paid by MK pursuant to paragraph 1[b] of THIS AGREEMENT above shall be immediately returned by or on behalf of PLAINTIFFS to MK in full, and the remaining settlement covenants in paragraph 5 of THIS AGREEMENT shall be terminated without necessity of performance, and have no further force or effect. Unless so cancelled in strict accordance with the foregoing provision, THIS AGREEMENT shall remain in effect perpetually and be performed in full according to all its terms.

    4. INTERRELATIONSHIP WITH CLASS ACTION SETTLEMENT. The parties covenant and stipulate with each other that their rights and obligations with respect to the subjects of THIS AGREEMENT, including (without limitation) the CLAIMS asserted by PLAINTIFFS in the TENNESSEE ACTIONS, the extinguishment of SETTLED CLAIMS by and against PLAINTIFFS and the RELEASED MK PARTIES, and the consideration received by PLAINTIFFS, are to be determined and controlled by THIS AGREEMENT without conflict or interference from the CLASS SETTLEMENT
STIPULATIONS or the CLASS JUDGMENTS.   MK accordingly stipulates, warrants and
covenants with PLAINTIFFS that neither CLASS JUDGMENT, nor any provision of either CLASS SETTLEMENT STIPULATION, nor any other aspect of the settlement of the CLASS ACTION, can or will be asserted to supersede, bar, estop, or otherwise affect MK's obligations to PLAINTIFFS under THIS AGREEMENT. To the extent, if any, that either CLASS JUDGMENT, or any term of either CLASS SETTLEMENT STIPULATION, or any other aspect of the settlement of the CLASS ACTION, would otherwise create a res judicata defense or other defense or right interfering with performance or enforcement of THIS AGREEMENT, MK hereby waives any such defense and/or right.

    5. PRIMARY SETTLEMENT COVENANTS. Effective automatically upon the expiration of the cancellation period prescribed in paragraph 3[c] of THIS AGREEMENT above, and provided that the right of cancellation prescribed therein has not been timely exercised, the parties described below simultaneously take and make the following prescribed actions and covenants:

    [a]  Each of PLAINTIFFS covenants:

         [1]   to refrain from requesting exclusion from the CLASS ACTION or the MK RAIL ACTIONS;

         [2] to accurately complete and sign a "Proof of Claim and Release and Substitute Form W-9" in the form attached to the CLASS SETTLEMENT STIPULATION filed on October 5, 1995;

         [3] to mail such form postmarked on or before April 8, 1996, addressed to MK Securities Litigation Claims Administrator, P.O. Box 990, Corte Madera, CA 94976-0990;

         [4] to promptly and accurately furnish any known relevant information requested by such Claims Administrator at any time prior to June 30, 1997; and

         [5] to take any other reasonable action necessary to receive the maximum amount of CLASS SETTLEMENT PROCEEDS, provided that this covenant shall not be construed to require any PLAINTIFF to commence or participate in the prosecution or defense of any civil action or proceeding, to engage or pay any legal counsel, to incur any unreasonable expense, to respond to any legal process initiated by or on behalf of MK, or to take any action or suffer any detriment not contemplated for class members generally in the CLASS SETTLEMENT STIPULATIONS and the CLASS JUDGMENTS.

    [b] MK hereby unconditionally promises and covenants to pay to PLAINTIFFS, in care of JACOBS as agent for all PLAINTIFFS, independently of and cumulatively with the FORMATION payment prescribed in paragraph 1[b] of THIS AGREEMENT, a sum equal to the difference between [1] PLAINTIFFS' aggregate actual out-of-pocket expenditures for legal and accounting services in connection with the TENNESSEE ACTIONS and the CLASS ACTION, not exceeding $581,088.29; and [2] the $425,000.00 FORMATION payment prescribed in paragraph 1[b] of THIS AGREEMENT (such difference, therefore, not to exceed $156,088.29). Such sum shall be due and payable, at MK's sole election, either [1] on April 1, 1996, or [2] on the same date on which the principal payment prescribed in paragraph 5[c] immediately below is due and payable. Except as specifically provided in paragraph

    5[c] below, the obligation prescribed by this paragraph 5[b] is independent of and cumulative with the obligation prescribed in paragraph 5[c].

    [c] MK hereby unconditionally promises and covenants to pay to PLAINTIFFS, in care of JACOBS as agent for all PLAINTIFFS, independently of and cumulatively with the FORMATION payment prescribed in paragraph 1[b] of THIS AGREEMENT and (except as otherwise provided below) the additional expense reimbursement prescribed in paragraph 5[b] immediately above, the following prescribed principal sum and (if applicable) interest and collection expenses, according to the following conditions and terms:

         [1] The principal amount of MK's obligation shall be [A] $5,250,000, less [B] any and all CLASS SETTLEMENT PROCEEDS actually received by PLAINTIFFS through June 30, 1997, less [C] any sum due from MK to PLAINTIFFS under paragraph 5[b] above which MK has paid in full on or before April 1, 1996 (such latter component not exceeding $156,088.29). If the CLASS SETTLEMENT PROCEEDS actually received by PLAINTIFFS through June 30, 1997, together with any sum received by PLAINTIFFS from MK pursuant to paragraph 5[b] on or before April 1, 1996, equal or exceed $5,250,000, then this subparagraph 5[c] shall be null and void.

         [2] If PLAINTIFFS receive all CLASS SETTLEMENT PROCEEDS ever to be due them prior to January 3, 1997, then the difference between such CLASS SETTLEMENT PROCEEDS (together with any sum paid by MK pursuant to paragraph 5[b] on or before April 1, 1996) and $5,250,000 shall be payable by MK on January 3, 1997.

         [3] If PLAINTIFFS receive all CLASS SETTLEMENT PROCEEDS ever to be due them between January 3, 1997 and June 30, 1997, then the difference between such CLASS SETTLEMENT PROCEEDS (together with any sum paid by MK pursuant to paragraph 5[b] on or before April 1, 1996) and $5,250,000 shall be payable by MK within ten calendar days of such receipt.

         [4] If, as of June 30, 1997, PLAINTIFFS either have not yet received any CLASS SETTLEMENT PROCEEDS or have received some CLASS SETTLEMENT PROCEEDS but circumstances indicate that additional CLASS SETTLEMENT PROCEEDS will be distributable to one or more PLAINTIFFS thereafter, then each affected PLAINTIFF shall execute an "Assignment of Class Action Claim" in the form attached to THIS AGREEMENT as "Exhibit B", and the difference between any CLASS SETTLEMENT PROCEEDS received by PLAINTIFFS through June 30, 1997 (together with any sum paid by MK pursuant to paragraph 5[b] on or before April 1, 1996) and $5,250,000 shall be payable by MK on July 10, 1997, upon simultaneous delivery of such assignment to MK (irrespective of whether MK has received or thereafter receives anything by reason of such assignment).

         [5] Written certificates of PLAINTIFFS delivered to MK (at its notice address below) as to the fact, date, amount, and partial or complete nature of any distribution of CLASS SETTLEMENT PROCEEDS shall be presumed correct unless promptly controverted by or on authority of the Claims Administrator under the CLASS SETTLEMENT STIPULATION.

         [6] For purposes of calculating the principal sum due from MK under the foregoing subparagraphs, the value of any MK common stock received by any PLAINTIFF as CLASS SETTLEMENT PROCEEDS shall be deemed to be the highest closing market price attained by such stock during the period between PLAINTIFF'S receipt of such stock and the earlier of [i] the fifth trading day preceding the due date of MK's payment and [ii] the trade date of any sale of such stock by such PLAINTIFF.

         [7] The principal sum due from MK hereunder shall be made in cash or, at MK's election, up to 50% thereof may be paid in the form of unrestricted, immediately marketable, fully-paid, non-assessable, and freely tradeable shares of MK common stock (with full rights to be voted and receive dividends). The value and number of any shares transferred by MK to PLAINTIFFS for such purpose shall be determined by the closing market price of such shares on the fifth trading day preceding the applicable payment deadline. If requested by PLAINTIFFS, MK will sell any shares of MK common stock on behalf of PLAINTIFFS and remit the proceeds of such sale upon receipt. If MK elects to make any payment in stock as provided above but fails timely to deliver qualifying stock as prescribed, then MK shall be deemed not to have made such election and the full amount due shall be immediately payable in cash.

         [8] If MK defaults in timely payment of any amount due under this paragraph 5[c], MK additionally covenants to pay PLAINTIFFS interest on such amount at the annual rate of 10% until paid in full. If MK fails timely to make any payment which is to be exchanged for an "Assignment of Class Action Claim" in the form attached to THIS AGREEMENT as "Exhibit B", PLAINTIFFS may, in mitigation of loss from such default, withhold delivery of and cancel such assignment in order to receive additional CLASS SETTLEMENT PROCEEDS.

         [9] Except as specifically provided otherwise in this paragraph 5[c], all sums payable by MK under THIS AGREEMENT shall be payable in immediately available U.S. funds.

         [10] Payment of any sum due to any PLAINTIFF to JACOBS shall constitute, insofar as MK is concerned, payment to the proper PLAINTIFF, and MK shall have no obligation to inquire into the actual authority of JACOBS to receive any such payment or any disposition of any money or property by JACOBS thereafter.

         [11] In the event any PLAINTIFF breaches any of such PLAINTIFF'S covenants in paragraph 5[a] of THIS AGREEMENT above, and thereby causes himself or herself to receive no CLASS SETTLEMENT PROCEEDS, or to receive a smaller amount of CLASS SETTLEMENT PROCEEDS than he or she would have received absent such breach, such PLAINTIFF shall be deemed for purposes of this paragraph 5[c] to have received the full amount of CLASS SETTLEMENT PROCEEDS which he or she would have received absent such breach, and MK may deduct the amount of CLASS SETTLEMENT PROCEEDS lost by such PLAINTIFF due to such breach against the amount owed by MK under this paragraph 5[c].

    [d] Each and all of PLAINTIFFS release each and all of the RELEASED MK PARTIES from all SETTLED CLAIMS.

    [e]  MK releases each and all of PLAINTIFFS from all SETTLED CLAIMS.

    [f] PLAINTIFFS authorize their counsel and covenant to take all action necessary to cause the immediate filing and service of the "Notice of Voluntary Dismissal With Prejudice" attached to THIS AGREEMENT as "Exhibit C."

    [g] PLAINTIFFS and MK authorize their respective counsel and covenant to take all action necessary to cause the immediate entry of the "Consent Order Dismissing Actions With Prejudice" attached to THIS AGREEMENT as "Exhibit D."

    [h] MK covenants that upon notice from NELSON, it will use its best efforts to cause the NELSON NON-COMPETE ESCROW to be transferred to Key Trust Company of Idaho, Boise, Idaho, or such other financial institution reasonably satisfactory to MK and NELSON ("Escrow Agent") pursuant to an escrow agreement with terms reasonably agreeable to MK, NELSON and the Escrow Agent ("Escrow Agreement"). The Escrow Agreement shall permit the transfer or sale of the Shares held in the NELSON NON-COMPETE ESCROW and the subsequent investment of any proceeds of such Shares, all as directed by NELSON, until distribution in accordance with the NELSON NON-COMPETE AGREEMENT, provided, however, that the Escrow Agreement and any such transactions directed by NELSON shall be in compliance with [i] all applicable laws, including but not limited to all federal and state securities laws, [ii] the EXCHANGE AGREEMENT, [iii] the NELSON NON-COMPETE AGREEMENT, and [iv] the NELSON NON-COMPETE ESCROW. NELSON expressly acknowledges and agrees that the best efforts to be undertaken by MK do not include any steps that would be unduly burdensome or that would be economically and/or legally unfeasible. Specifically, NELSON acknowledges and agrees that MK shall not be required or obligated, at this time, to file or cause to be filed a registration statement with the Securities and Exchange Commission or a registration statement or application under any state securities law with respect to the registration, or qualification of any of the MK Shares subject to the NELSON NON-COMPETE ESCROW.

     [i] MK covenants that upon notice from JACOBS, it will use its best efforts to cause the JACOBS NON-COMPETE ESCROW to be transferred to Key Trust Company of Idaho, Boise, Idaho, or such other financial institution reasonably satisfactory to MK and JACOBS ("Escrow Agent") pursuant to an escrow agreement with terms reasonably agreeable to MK, JACOBS and the Escrow Agent ("Escrow Agreement"). The Escrow Agreement shall permit the transfer or sale of the Shares held in the JACOBS NON-COMPETE ESCROW and the subsequent investment of any proceeds of such Shares, all as directed by JACOBS, until distribution in accordance with the JACOBS NON-COMPETE AGREEMENT, provided, however, that the Escrow Agreement and any such transactions directed by JACOBS shall be in compliance with [i] all applicable laws, including but not limited to all federal and state securities laws, [ii] the EXCHANGE AGREEMENT, [iii] the JACOBS NON-COMPETE AGREEMENT, and [iv] the JACOBS NON-COMPETE ESCROW. JACOBS expressly acknowledges and agrees that the best efforts to be undertaken by MK do not include any steps that would be unduly burdensome or that would be economically and/or legally unfeasible. Specifically, JACOBS acknowledges and agrees that MK shall not be required or obligated, at this time, to file or cause to be filed a registration statement with the Securities and Exchange Commission or a registration statement or application under any state securities law with respect to the registration, or qualification of any of the MK Shares subject to the JACOBS NON-COMPETE ESCROW.

     [j] If MK defaults in any payment or other performance covenanted in THIS AGREEMENT, MK additionally covenants to pay all attorney fees and other legal expense incurred by PLAINTIFFS (or any of PLAINTIFFS) in remedying such default.

     6.   GENERAL PROVISIONS.

     [a] Any party aggrieved by any breach of THIS AGREEMENT may seek specific performance, and specific enforcement may be granted without regard to the xistence or adequacy of, and without prejudice to, any other remedy.

     [b] Each person and entity within the scope of the definition of the RELEASED MK PARTIES is an intended third-party beneficiary of the related terms of THIS AGREEMENT and shall be entitled to enforce such terms in the same manner as

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

     a named party. THIS AGREEMENT also shall be binding upon the heirs, successors and assigns of the parties. Otherwise, no other third party is intended to have any rights hereunder.

     [c] Each party stipulates and warrants that THIS AGREEMENT constitutes a compromise and settlement of disputed claims and matters which have been in controversy since 1994; that such party has negotiated THIS AGREEMENT with the assistance and advice of independent legal counsel and the benefit of all information, investigation, legal research, and/or other action which that party and/or its counsel has deemed desirable before commencing or including such negotiations; and that, due to the nature of THIS AGREEMENT and the adversary litigation being settled hereby, such party has not relied or predicated its assent hereto upon any representation by any other party made otherwise than in THIS AGREEMENT or any duty of such other party to disclose any facts. Each party further unconditionally and irrevocably represents to and stipulates with each other party that:

         [1] the settlement of each party's claim and/or defense prescribed by THIS AGREEMENT is reasonable, taking into account all the benefits received and rights given up by that party, and all other relevant factors;

         [2] the FORMATION and performance of THIS AGREEMENT each constitutes a contemporaneous exchange of the considerations prescribed, for new value in each case; and

         [3] the values exchanged by each party with each other party, and with all other parties, in both the FORMATION and performance of THIS AGREEMENT, are reasonably equivalent.

    [d] Neither the negotiation nor any term of THIS AGREEMENT nor any act hereunder is intended to or shall be asserted to constitute or evidence any admission by any party that any SETTLED CLAIM referred to herein is either valid or invalid. All obligations prescribed in THIS AGREEMENT shall remain fixed and liquidated and shall be performed without regard to the previous validity or invalidity of any SETTLED CLAIM referenced herein or any state of facts underlying any such SETTLED CLAIM.

    [e] THIS AGREEMENT shall be construed objectively in light of its overall purpose, which is to terminate existing legal controversy and prescribe certain future conduct with minimal further controversy. Neither the source nor authorship of THIS AGREEMENT nor the contents of any non-final drafts shall cause any other bias or presumption in the construction or interpretation of THIS AGREEMENT.

    [f] Any waiver of any right under THIS AGREEMENT, in order to be effective, must be specifically expressed in a written document manually executed by a representative of the waiving party who has actual authority to make such waiver; and otherwise, such purported waiver shall not be effective.

    [g] THIS AGREEMENT shall be governed by the internal laws, both statutory and otherwise, of the State of Tennessee, without reference to its choice-of-law rules; except to the extent governed by federal law.

    [h] Payments and deliveries of cash and securities to be made pursuant to THIS AGREEMENT shall be made in person unless otherwise agreed. Any notice from any party to another pertaining to THIS AGREEMENT shall be sent to all of the parties addressed as follows or as otherwise specified in a subsequent notice complying with this provision:

         Morrison Knudsen Corporation
         P.O. Box 73
         MK Plaza
         720 Park Blvd.
         Boise, ID 83729 (P.O.) 83712 (Street Address)
         Attention:  Mr. Richard Parry, Vice-President/Legal
         Phone:  208-386-5199
         Fax:  208-386-5220

         Richard L. Jacobs
         James L. Fri, Jr.
         Ellida S. Fri
         Theodore E. Nelson
         c/o Mr. Richard L. Jacobs
         P.O. Box 997
         1010 Prospect Ave.
         Jackson, TN 38302-0997 (P.O.) 38301 (Street Address)
         Phone:  800-427-5686
         Fax:  901-427-6114

              With a copy to:     Mark Vorder-Bruegge, Jr., Esq.
                                  Wyatt, Tarrant & Combs
                                  6075 Poplar Ave., Suite 650
                                  Memphis, TN 38119
                                  Phone/Voice Mail:  901-537-1069
                                  Fax:  901-537-1010

    [i] Time is of the essence with respect to all time periods and deadlines prescribed in THIS AGREEMENT.

MORRISON KNUDSEN CORPORATION

    By:
     ------------------------------------------------
    [manual signature]


    ------------------------------------------------
    [printed name]


    ------------------------------------------------
    [title]


    ------------------------------------------------
    [date]


/s/ RICHARD L. JACOBS
- -----------------------------------------------------
RICHARD L. JACOBS
    1/2/96
- -----------------------------------------------------
[date]



- -----------------------------------------------------
JAMES L. FRI, JR.

- -----------------------------------------------------
[date]



- -----------------------------------------------------
ELLIDA S. FRI

- -----------------------------------------------------
[date]


/s/ THEODORE E. NELSON
- -----------------------------------------------------
THEODORE E. NELSON
    1/2/96
- -----------------------------------------------------
[date]

                                      EXHIBIT A

                             UNITED STATES DISTRICT COURT
                   WESTERN DISTRICT OF TENNESSEE, EASTERN DIVISION

RICHARD L. JACOBS; JAMES L.                 )
FRI, JR.; and ELLIDA S. FRI;                )
                 Plaintiffs,                )
                                            )
v.                                          )              No. 95-1024
                                            )
MORRISON KNUDSEN CORPORATION;               )
                    Defendant               )

THEODORE E. NELSON,                         )
                    Plaintiff,              )
                                            )
v.                                          )              No. 95-1029
                                            )
MORRISON KNUDSEN CORPORATION,               )
                    Defendant               )


_______________________________________________________________________________

                         CONSENT ORDER CONSOLIDATING ACTIONS
                            AND STIPULATION OF SETTLEMENT

_______________________________________________________________________________


    By consent of all parties to both of the above-entitled actions, the Court hereby consolidates such actions for all purposes. Documents placed in the Court's file on either action shall hereafter be deemed applicable to both actions.

    Through their undersigned counsel, all parties to these actions hereby stipulate that they have entered into a binding, definitive agreement for the settlement of all matters in controversy in these actions (the "Tennessee Actions") and of plaintiffs' interests in certain class actions consolidated under docket number CV 94-334-S-EJL in the United States District Court for the District of Idaho, entitled IN RE: MORRISON KNUDSEN SECURITIES

LITIGATION (the "Class Action"), subject to various conditions and provisions set forth in such definitive agreement. The parties further stipulate to the following matters pertinent to such settlement.

    The Class Action asserts claims against defendant Morrison Knudsen Corporation ("MK") and others for alleged fraud on the securities market resulting in damage to holders of MK common stock between October 15, 1993 and March 31, 1995, inclusive. The Tennessee Actions are predicated upon plaintiffs' sale of one hundred percent of the common stock of Touchstone, Inc. (a corporation headquartered in Jackson, Tennessee) to MK, and entry into certain non-compete agreements with MK, in exchange for 770,000 shares of MK common stock on January 31, 1994, pursuant to an Exchange Agreement between MK and plaintiffs in which MK made certain direct representations and warranties to plaintiffs concerning MK's financial condition. In the Tennessee Actions, plaintiffs assert claims against MK for breach of warranty, for direct misrepresentations, and for material omissions in direct communications, which are not and could not be asserted in the Class Action. At the same time, because plaintiffs' transaction with MK occurred on January 31, 1994, plaintiffs are putative members of the class defined in the Class Action.

    The Class Action has been settled. Its putative class has been certified for settlement purposes, and a "FINAL JUDGMENT AND ORDER OF DISMISSAL WITH PREJUDICE" (the "Class Judgment") was filed on December 1, 1995. By simultaneous order of the court administering the Class Action, the plaintiffs in the Tennessee Actions have been granted a period of 45 days from December 1, 1995, in which to request exclusion from the Class Action settlement with MK.

    According to the terms of the settlement agreement between MK and the plaintiffs in the Tennessee Actions, as stipulated herein, MK covenants (INTER
ALIA) that plaintiffs will receive $5,250,000 in cash and/or marketable securities by a prescribed date no later than June 30, 1997, a portion of which may be funded by plaintiffs' participation in the Class Action settlement.

    In order to permit such funding, the parties have made certain reciprocal agreements and stipulations regarding plaintiffs' participation in the Class Action settlement. Plaintiffs have agreed not to request exclusion from the Class Action settlement, and MK has agreed and stipulated, and so stipulates here, that neither the Class Judgment, nor any other aspect of the Class Action settlement, can or will be asserted to supersede, bar, estop, or otherwise affect MK's obligations to plaintiffs under the agreement for settlement of the Tennessee Actions. To the extent, if any, that the Class Judgment or any other aspect of the Class Action settlement would otherwise create a res judicata defense or other defense or right interfering with performance or enforcement of the parties' agreement for settlement of the Tennessee Actions, MK has waived such defense and/or right.

    The parties further stipulate that [1] the settlement of each party's claim and/or defense as prescribed by their settlement agreement is reasonable, taking into account all the benefits received and rights given up by that party, and all other relevant factors; [2] the formation and consummation of the settlement agreement each constitutes a contemporaneous exchange of the considerations prescribed, for new value in each case; and [3] the values exchanged by each party with each other party, and with all other parties, in both the formation and consummation of the settlement agreement, are reasonably equivalent.

    Upon application of the parties, the Court hereby accepts and approves the foregoing stipulation.

                                       ----------------------------------
                                       ODELL HORTON
                                       SENIOR JUDGE

                                       ----------------------------------
                                       DATE OF SIGNATURE


STIPULATED, APPROVED & CONSENTED TO:


- --------------------------------
Mark Vorder-Bruegge, Jr.
Wyatt, Tarrant & Combs
Attorney for Plaintiffs


- --------------------------------
John W. Edwards, II
Jones, Day, Reavis & Pogue
Attorney for Defendant


- --------------------------------
Saul C. Belz
Waring Cox
Attorney for Defendant

                                      EXHIBIT B

                           ASSIGNMENT OF CLASS ACTION CLAIM

    The undersigned hereby unconditionally and irrevocably assigns to Morrison Knudsen Corporation all of the undersigned's right, title, and interest in any cash, securities, and other property distributable after the date of this assignment to the undersigned as a member of the plaintiff class in those certain consolidated civil actions in the U.S. District Court for the District of Idaho, Docket Number CV 94-334-S-EJL, entitled IN RE MORRISON KNUDSEN SECURITIES LITIGATION. This assignment is made without warranty or recourse, and any warranty which otherwise would be implied herein is hereby affirmatively disclaimed.


                                       ---------------------------------
                                       [manual signature]

                                       ---------------------------------
                                       [printed name]

                                       ---------------------------------
                                       [date of signature]

                                      EXHIBIT C

                             UNITED STATES DISTRICT COURT
                   WESTERN DISTRICT OF TENNESSEE, EASTERN DIVISION

RICHARD L. JACOBS; JAMES L.                 )
FRI, JR.; ELLIDA S. FRI; and                )
THEODORE E. NELSON;                         )
                                            )
                                            )
                                            )
                 Plaintiffs,                )
                                            )
v.                                          )              No. 95-1168
                                            )
WILLIAM J. AGEE;                            )
                                            )
                                            )
                                            )
                   Defendant                )


______________________________________________________________________________

                     NOTICE OF VOLUNTARY DISMISSAL WITH PREJUDICE

______________________________________________________________________________


    Pursuant to Fed.R.Civ.P. 41(a)(1), this action is dismissed with prejudice.


                                       ----------------------------------
                                       Mark Vorder-Bruegge, Jr., Esq.
                                       WYATT, TARRANT & COMBS
                                       P.O. Box 775000
                                       Memphis, Tn. 38177-5000
                                       DELIVERIES:
                                       6075 Poplar Ave., Suite 650
                                       Memphis, Tn. 38119
                                       TELECOMMUNICATIONS:
                                       Phone:    901-537-1069
                                       Fax:      901-537-1010
                                       Internet:  mvorderx@counsel.com

                                       Attorneys for Plaintiffs

                                CERTIFICATE OF SERVICE

    The undersigned attorney hereby certifies that a copy of the foregoing paper has been served upon the defendant in this action by First Class U.S. Mail, postage prepaid, this ____ day of ____________, 199__, addressed to:


David D. Aufhauser, Esq.
Williams & Connolly
725 Twelfth Street, N.W.
Washington, D.C. 20005


                                       ----------------------------------
                                       MARK VORDER-BRUEGGE, JR.

                                      EXHIBIT D

                             UNITED STATES DISTRICT COURT
                   WESTERN DISTRICT OF TENNESSEE, EASTERN DIVISION

RICHARD L. JACOBS; JAMES L.                 )
FRI, JR.; and ELLIDA S. FRI;                )
                                            )
                                            )
                 Plaintiffs,                )
                                            )
v.                                          )              No. 95-1024
                                            )
MORRISON KNUDSEN CORPORATION;               )
                                            )
                                            )
                   Defendant                )
                                            )
THEODORE E. NELSON,                         )
                                            )
                                            )
                   Plaintiff,               )
                                            )
v.                                          )              No. 95-1029
                                            )
MORRISON KNUDSEN CORPORATION,               )
                                            )
                                            )
                    Defendant               )


______________________________________________________________________________

                   CONSENT ORDER DISMISSING ACTIONS WITH PREJUDICE

______________________________________________________________________________

    Upon application and by consent of the parties, the Court hereby dismisses all claims in these actions with prejudice.

    Upon application and by consent of the parties, the Court retains jurisdiction of these actions and the parties for the purpose of enforcing the parties' settlement agreement.


                                       ---------------------------------
                                       ODELL HORTON
                                       SENIOR JUDGE

                                       ---------------------------------
                                       DATE OF SIGNATURE

APPROVED & CONSENTED TO:


- ----------------------------------
Mark Vorder-Bruegge, Jr.
Wyatt, Tarrant & Combs
Attorney for Plaintiffs


- ----------------------------------
John W. Edwards, II
Jones, Day, Reavis & Pogue
Attorney for Defendant


- ----------------------------------
Saul C. Belz
Waring Cox
Attorney for Defendant

                                          2